UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2019

Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky	001-33998	61-0156015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400 Louisville, Kentucky	40222
(Address of Principal Executive Offices)	(Zip Code)

(502)-636-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Effective March 5, 2019, Churchill Downs Incorporated (the “Company”) completed its previously announced purchase of certain ownership interests of Midwest Gaming Holdings, LLC (“Midwest Gaming”), the parent company of Rivers Casino Des Plaines in Des Plaines, Illinois, from affiliates and co-investors of Clairvest Group Inc., High Plaines Gaming, LLC (“High Plaines”), an affiliate of Rush Street Gaming, LLC, and Casino Investors, LLC (“Casino Investors”), for cash consideration of approximately $407 million (the “Sale Transaction”). The Company furnished a Current Report on Form 8-K with the Securities and Exchange Commission on March 5, 2019 to report the consummation of the Sale Transaction (the “Initial Report”). Following the closing of the Sale Transaction, the parties entered into a recapitalization transaction pursuant to which Midwest Gaming used approximately $300.0 million in proceeds from new credit facilities to redeem, on a pro rata basis, additional Midwest Gaming units held by High Plaines and Casino Investors (the “Recapitalization” and together with the Sale Transaction, the “Transactions”). The Company is filing this Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) to amend Item 9.01 in the Initial Report to provide the historical audited consolidated financial statements of Midwest Gaming and certain unaudited pro forma combined financial information, as required by parts (a) and (b) of Item 9.01 of Form 8-K, respectively. Except as described above, all other information in and exhibits to the Initial Report remain unchanged and this Amendment No. 1 should be read in conjunction with the Initial Report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The following consolidated financial statements of Midwest Gaming are attached as Exhibit 99.1 to this Amendment No. 1 and are incorporated by reference herein:

•	Audited consolidated balance sheet of Midwest Gaming as of December 31, 2018, and the related consolidated statements of operations, changes in members’ deficit and cash flows for the year ended December 31, 2018, together with the related notes thereto and the independent auditor’s report thereon.

(b)	Unaudited Pro Forma Financial Information.

The following unaudited pro forma combined financial information for the Company, which gives effect to the Transactions, is attached as Exhibit 99.2 to this Amendment No. 1 and is incorporated by reference herein:

•	The unaudited pro forma combined statement of income for the year ended December 31, 2018 and the related unaudited pro forma combined balance sheet as of December 31, 2018, together with the related notes thereto.

(d)	Exhibits

23.1	Consent of Deloitte & Touche LLP, independent auditor of Midwest Gaming.

99.1	Audited consolidated financial statements of Midwest Gaming as of and for the year ended December 31, 2018, together with the related notes thereto and the independent auditor’s report thereon.

99.2

Unaudited pro forma combined statement of income for the year ended December 31, 2018 and unaudited pro forma combined balance sheet as of December 31, 2018 of Churchill Downs Incorporated, giving effect to the Transactions, together with the related notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

November 14, 2019	/s/ Bradley K. Blackwell
By: Bradley K. Blackwell
Title: Senior Vice President and General Counsel